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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 5, 1999 included (incorporated by reference) in Frontier Oil Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.


                                            /s/ Arthur Andersen LLP
                                            Arthur Andersen LLP

Houston, Texas
June 8, 1999